UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: September 16, 2016

KINGSMEN CAPITAL GROUP, LTD

(Exact name of registrant as specified in its charter)

Nevada	000-28475	87-0635270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 North Bridge Rd #12-02/03 Parkview Square Singapore 18878
(Address of principal executive offices)

(919) 633-2488 (Registrant’s telephone number, including area code)

Zendex Holdings, Inc.

____________________________________________________________________

(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01- OTHER EVENTS

As previously reported in a Current Report on Form 8-K dated July 11, 2016, and filed with the SEC on July 19, 2016, on July 11, 2016, the Registrant changed its name to Kingsmen Capital  Group, Ltd.

The name change to Kingsmen Capital Group, Ltd., became effective in the market on September 16, 2016, following approval by the Financial Industry Regulatory Authority, Inc.  (FINRA).  The Company did not request in change in its trading symbol in conjunction with its name change.  Accordingly, the Registrant’s common stock continues to be listed for quotation on OTC Markets under the symbol “ZNDX.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSMEN CAPITAL GROUP, LTD

Date: September 27, 2016

/s/ Wei Chi Lim

By:  Wei Chi Lim
Its:   Chief Executive Officer